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                        SEI INSTITUTIONAL MANAGED TRUST

                           Tax-Managed Large Cap Fund

                        Supplement dated August 7, 2001
                    to the prospectus dated January 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Shareholders of the Tax-Managed Large Cap Fund (the "Fund") voted to approve LSV Asset Management ("LSV") as an additional investment sub-adviser to the Fund at the Special Meeting of Shareholders held on July 23, 2001. As an investment sub-adviser to the Fund, LSV, under the supervision of SEI Investments Management Company ("SIMC") and the Board of Trustees, will be responsible for the day-to-day investment management of a discrete portion of the assets of the Fund.

In connection with the approval of LSV as Sub-Adviser to the Fund, the "Sub-Advisers and Portfolio Managers" section on page 24 of the Prospectus is amended by inserting the following paragraph relating to LSV:

LSV Asset Management: LSV Asset Management ("LSV"), located at 181 West Madison Avenue, Chicago, Illinois 60602, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok and Menno Vermeulen of LSV serve as portfolio managers of a portion of the assets of the Tax-Managed Large Cap Fund. They are officers and partners of LSV. An affiliate of SIMC owns an interest in LSV. SIMC pays LSV a fee, which is calculated and paid monthly, based on an annual rate of 0.20% of the average monthly market value of the assets of the Tax-Managed Large Cap Fund managed by LSV.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE